UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22742

(Investment Company Act File Number)

Principal Real Estate Income Fund

(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1000

Denver, CO 80203

(Address of Principal Executive Offices)

Brendan Hamill

Principal Real Estate Income Fund

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and Address of Agent for Service)

(303) 623-2577

(Registrant’s Telephone Number)

Date of Fiscal Year End: October 31

Date of Reporting Period: April 30, 2026

Item 1.	Reports to Stockholders.

(a)

Principal Asset Management℠

Principal Real Estate Income Fund (PGZ)

SEMI-ANNUAL REPORT

April 30, 2026

Section 19(b) disclosure

April 30, 2026 (Unaudited)

The Principal Real Estate Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with the Fund’s investment objectives and policies, to support a level monthly distribution of income, capital gains and/o return of capital (the “Plan”). In accordance with the Plan, the Fund distributed $0.105 per share on a monthly basis during the six months ended April 30, 2026.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with the Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund’s Plan at any time without prior notice if it deems such action to be in the best interest of either the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks. Please refer to the Additional Information section in this shareholder report for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Principal Real Estate Income Fund’s website; www. principalcef.com.

Table of Contents

Performance Overview	1
Statement of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	16
Dividend Reinvestment Plan	24
Additional Information	26
Privacy Policy	29

www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

April 30, 2026 (Unaudited)

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary objective, by investing in commercial real estate-related securities. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its total assets in commercial real estate-related securities, primarily consisting of commercial mortgage backed securities (“CMBS”) and other U.S. and non-U.S. real estate-related securities (primarily real estate investment trusts (“REITs”) or REIT-like entities). Under normal circumstances, the Fund will invest between 40% and 70% of its total assets in CMBS and will invest between 30% and 60% in other real estate-related securities (including REITs).

PERFORMANCE OVERVIEW

Principal Real Estate Income Fund (“PGZ” or the “Fund”) was launched June 25, 2013. As of April 30, 2026, the Fund was 65.88% allocated to commercial mortgage-backed securities (“CMBS”) and 33.42% in U.S. and International real estate securities, primarily real estate investment trusts (“REITs”). For the 6-month period ended April 30, 2026, the Fund delivered a net return, at market price, of 4.14%, assuming dividends are reinvested back into the Fund, based on the closing share price of $10.17 on April 30, 2026. This compares to the return of the S&P 500® Index, over the same time-period, of 6.01%, assuming dividends are reinvested into the index. This also compares to the return of the Bloomberg U.S. Aggregate Bond Index of 0.54%.

The April 30, 2026, closing market price of $10.17 represented a 9.5% discount to the Fund’s Net Asset Value (“NAV”). This compares to an average 5.77% discount for equity real estate closed end funds and a 4.47% discount for mortgage backed securities closed-end funds (source: Bloomberg).

Based on NAV, the Fund returned 5.26%, including dividends, for the 6-month period ended April 30, 2026. The themes that had the attention of the market were a shifting mix of Fed easing, persistent inflation, and a late-cycle macro shock, which together produced a volatile but ultimately steepening-rate environment. The Fed’s pivot to rate cuts in late 2025 lowered front-end yields and supported risk assets initially, but sticky inflation and rising fiscal deficits kept long-term yields elevated, anchoring a higher for longer term premium even as policy eased. Equities and credit were supported by a resilient, AI-driven growth narrative. However, in March, the U.S. attacks on Iran triggered a surge in energy prices, pushed inflation expectations higher, drove Treasury yields up and caused broad cross-asset de-risking. By April, markets began differentiating temporary energy-driven inflation from underlying core trends with risk assets recovering, but long-end yields remained elevated due to structural forces like supply, deficits and term premium. After all of that, 10yr interest rates ended the period 0.29% higher at 4.37%, the yield curve steepened, and market expectations of economic growth (low recession risk) continued with more uncertainty around the path of inflation and interest rates.

CMBS performance during the period was strongly correlated with market expectations for AI-driven growth overcoming near term concerns of higher inflation and interest rates, the spike in volatility following the attack on Iran and recovery of risk assets in April. Spreads hit three-year tights in February with the credit curve bull-flattening as expectations for higher productivity outpacing slowing job growth supporting economic growth helped to drive strong demand for CMBS. Spreads gapped wider, in sympathy with the broader market, following the start of the war in Iran in March but recovered in April as the market concluded any near-term issues tied to Iran would not impact longer term growth expectations. CMBS spreads and the credit curve ended the period flat despite the intra-period geo-political volatility and outlook for rates to stay higher for the longer with the Fed on hold until the end of the year.

Global REITs return 10.57%(1) in the six months ending April 30, 2026 outperforming broader equity markets. Toward year end 2025, rate cut expectations for 2026 were scaled back which drove underperformance of REITs relative to equities. 2026 started off on a better footing as REITs outperformed equities on a rotation into laggards. Global REITs demonstrated relative resilience despite a pullback in March as the conflict in Iran raised concerns of a stagflationary supply shock.

The Americas was the outperformer lifted by the US on haven inflows into the US dollar and the US’ relative insulation from the conflict in Iran given its energy self-sufficiency. Volatility in the 10-year bond yield over the period created considerable dispersion within US REITs: defensive sectors with pricing power or long lease structures — healthcare, data centers and shopping centers — proved more resilient, while office and residential lagged on concerns of an economic slowdown / AI labor displacement. Europe was the worst performer as investors reprised fears of the Ukraine conflict after the war in Iran erupted. Fears that the European Central Bank (ECB) would be forced to hike rates to ward off inflation weighed heavily on German residential names with countries that were energy reliant or had weak fiscal and vulnerable terms of trade positions such as Finland and the United Kingdom (UK) also lagging. Defensive Switzerland displayed resilience. Asia was similarly adversely impacted given its reliance on energy flows through the Hormuz Strait. Australia was the weakest region by far, impacted by interest rate hikes that were ongoing even before the Iran conflict broke out. Non-REIT property stocks were amongst the most resilient, benefitting from the reflation trade in the first two months of 2026.

Semi-Annual Report | April 30, 2026	1

Principal Real Estate Income Fund	Performance Overview

April 30, 2026 (Unaudited)

CMBS

The CMBS holdings within the Fund returned 1.92%(1) for the 6-months ending April 30, 2026. This compares to the return of the Bloomberg US CMBS 2.0 BBB Index of 4.01%. The main drivers of returns for the period were exposure to interest only (IO’s) securities, spreads tightening on lower rated credits from Single Asset-Single Borrower (SASB) deals and better demand for bonds issued between 2019-2021. Performance was also supported by strong carry given the yield of the portfolio. The strong performance of IO’s came from exposure to IO’s that are structurally protected from initial loan defaults and benefit from loans not being able to refinance and extending beyond contractual maturity. The SASB market is driving issuance volumes in the CMBS market making up 70% of issuance over the past 6 months. SASB issuance is being met with strong demand, especially for deals secured by New York office. Bonds issued between 2019-2021 have been trading at material discounts to recent new issue deals due to low coupons, office exposure and concerns of loans refinancing at maturity. Spreads outperformed new issues as higher yields on the earlier vintage deals has attracted demand while fundamental performance during the terms of the loans has been good.

GLOBAL REAL ESTATE SECURITIES

The global real estate securities holdings within the Fund rose 11.23%(1), during the trailing 6-months ending April 30, 2026. This compares to the return of the FTSE EPRA NAREIT Developed Index of 10.32%.

All regions contributed positively to performance. U.S. senior housing REITs was a top contributor with these REITs delivering strong earnings updates against a backdrop of muted new construction activity, and attractive M&A/investment potential. U.S data centers also contributed on positive quarterly earnings updates and news flow around AI-related hyperscaler and AI lab companies’ investments. The portfolio’s exposure to French retail contributed as the group benefits from higher starting yields and inflation linked leases. Hong Kong landlords also positively contributed to performance on improving retail sales momentum across its markets and central office rents returning to sequential growth.

The equity markets and the US economy have weathered headwinds from rising geopolitical tensions, trade war fears, and weaker labor market although this will now be tested by the conflict in the Middle East. In the near term, we believe the outcome is likely to be stagflationary given the shock from higher energy costs leading to demand destruction. Initially, central banks are likely to focus on the inflationary consequences of the shock, potentially resulting in many central banks being on hold or even hiking rates. Balancing the growth versus inflationary consequences however will be challenging and at some point, the growth part of the equation will regain favor, which we believe will likely result in a pivot back to rate cuts as the deflationary impact from demand destruction more than offsets the risk of inflation expectations becoming entrenched.

Although a prolonged stagflationary outlook is not healthy for REITs and indeed all risk assets, the global economy today is in a much more precarious position than the previous COVID reopening inflation surge of 2022. Policy rates today are generally closer to neutral; wage pressures are much less of a concern, the fiscal impulse is much smaller, and the specter of AI is a real risk to job creation. REITs can therefore play an invaluable role as a defensive hedge against the demand destruction from a protracted conflict or closure of the Hormuz Straight which would make lower rates in the not-too-distant future an eventuality. The conflict will also create opportunities for bottom-up investors. Not all regions of the world will be equally impacted – net energy importing regions will be impacted harder than others. Meanwhile uncertainty and growth concerns will likely favor quality companies with stronger balance sheets and robust business models.

Our portfolio strategy will continue to emphasize bottom-up stock selection and company fundamentals to drive excess returns. With a preference for quality and overweights to key positions that offer resilient long-term growth in earnings, we expect the portfolio to be positioned well for economic weakness and lower yields ahead. If markets pivot back to risk-on then we could expect some headwinds to relative performance.

The Fund intends to make regular monthly distributions to stockholders at a constant and fixed (but not guaranteed) rate. The Board of Trustees approve the distribution and may adjust it from time to time. The monthly distribution amount from November 1, 2025 to April 30, 2026 was $0.105 per share.

At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income. There is no guarantee that the Fund’s current distribution policy will reduce or eliminate the Fund’s market price discount to its net asset value per share and the Fund’s trustees have no fiduciary duty to take action, or to consider taking any action, to narrow any such discount. The distribution policy may be changed or discontinued without notice.

The Board and the Fund’s management continue to evaluate strategic opportunities for the Fund.

(1)	Periodic performance calculated using time-weighted returns.

2	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

April 30, 2026 (Unaudited)

References:

The Premium/Discount is the amount (stated in dollars or percent) by which the selling or purchase price of a fund is greater than (premium) or less than (discount) its face amount/value or net asset value (NAV). Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.

Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

S&P 500® Index – A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Bloomberg U.S. Aggregate Bond Index – A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

Morningstar Developed Markets Index – An index that captures the performance of the stocks located in the developed countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares.

Bloomberg US CMBS 2.0 BBB Index - An index that tracks securities rated BBB or equivalent by Moody’s, S&P or Fitch that were issued since 2010.

FTSE EPRA Nareit Developed Index - An index that is designed to track the performance of listed real estate companies and REITS worldwide.

A bond rating is a grade given to bonds by private, independent ratings services that indicates their credit quality. Investment grade bonds range from AAA to BBB- and will usually see bond yields increase as ratings decrease.

Issuance information – JPMorgan

Semi-Annual Report | April 30, 2026	3

Principal Real Estate Income Fund	Performance Overview

April 30, 2026 (Unaudited)

Performance as of April 30, 2026

TOTAL RETURNS(1)	CUMULATIVE	AVERAGE ANNUAL
Fund	6 Month	1 Year	3 Year	5 Year	10 Years
Net Asset Value (NAV)(2)	5.26%	10.19%	12.72%	3.07%	4.59%
Market Price(3)	4.14%	11.30%	15.27%	3.02%	4.64%
Bloomberg U.S. Aggregate Bond Index	0.54%	4.06%	3.46%	0.18%	1.67%
Morningstar Developed Markets Index	7.65%	30.11%	19.92%	11.21%	12.84%

(1)	Total returns assume reinvestment of all distributions.
(2)	Performance returns are net of management fees and other Fund expenses.
(3)	Market price is the value at which the Fund trades on an exchange. This market price can be higher or lower than its NAV.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 855.838.9485.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares including interest expense, as of April 30, 2026, 4.50%.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares excluding interest expense, as of April 30, 2026, 2.41%.

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades only in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker and additional charges or commissions will apply. The share price of a closed-end fund is based on the market’s value.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, distributions have been paid in the current fiscal year from net investment income and return of capital. The actual amounts and sources of the amounts for tax purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges. An investor cannot invest directly in an index.

ALPS Advisors, Inc. is the investment adviser to the Fund.

ALPS Portfolio Solutions Distributor, Inc. is a FINRA member.

Principal Real Estate Investors, LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

Secondary market support provided to the Fund by ALPS Advisors, Inc.’s affiliate, ALPS Portfolio Solutions Distributor, Inc., FINRA Member.

4	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

April 30, 2026 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares of beneficial interest at the closing market price on April 30, 2016, and tracking its progress through April 30, 2026.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Semi-Annual Report | April 30, 2026	5

Principal Real Estate Income Fund	Performance Overview

April 30, 2026 (Unaudited)

SECTOR ALLOCATION^

^	Holdings are subject to change.

Percentages are based on total investments of the Fund.

GEOGRAPHIC BREAKDOWN as of April 30, 2026

% of Total Investments
United States	87.80%
France	2.67%
Australia	2.06%
Japan	1.91%
Singapore	1.67%
Hong Kong	1.37%
Canada	0.93%
Great Britain	0.63%
Belgium	0.48%
Spain	0.30%
Netherlands	0.18%
100.00%

Holdings are subject to change.

6	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments

April 30, 2026 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (46.84%)
Investment Management/Advisory Services (0.33%)
Centuria Capital Group	202,313	$245,428

Private Equity (0.26%)
CapitaLand Investment, Ltd./Singapore	91,600	200,069

Real Estate Management/Services (0.11%)
Qualitas, Ltd.	47,681	82,730

Real Estate Operation/Development (3.01%)
CTP NV(a)(b)	10,200	192,498
Hang Lung Properties, Ltd.	317,000	372,346
Henderson Land Development Co., Ltd.	97,000	381,189
Hongkong Land Holdings, Ltd.	78,300	617,787
Mitsui Fudosan Co., Ltd.	64,400	701,158
Total Real Estate Operation/Development		2,264,978

REITS-Apartments (4.76%)
American Homes 4 Rent	18,696	595,281
Centurion Accommodation Reit	487,079	420,951
Equity Residential	9,794	640,332
Essex Property Trust, Inc.	1,511	397,710
GO Residential Real Estate Investment Trust(a)(b)	37,855	384,228
Invincible Investment Corp.	724	283,949
Invitation Homes, Inc.	25,026	719,998
UNITE Group PLC	22,142	139,742
Total REITS-Apartments		3,582,191

REITS-Diversified (13.62%)
British Land Co. PLC	61,054	321,433
Crown Castle, Inc.	1,279	113,550
Digital Realty Trust, Inc.	1,322	265,643
Equinix, Inc.	2,577	2,790,453
FrontView REIT, Inc.	43,630	772,251
Gaming and Leisure Properties, Inc.	28,299	1,371,369
Mercialys SA	125,603	1,836,784
Merlin Properties Socimi SA	18,209	317,360
Sekisui House Reit, Inc.	791	429,466
Stockland	153,466	447,474
Stoneweg Europe Stapled Trust	225,760	410,694
VICI Properties, Inc.	22,495	656,854
Warehouses De Pauw CVA	19,640	516,333
Total REITS-Diversified		10,249,664

REITS-Health Care (9.22%)
American Healthcare REIT, Inc.	5,038	255,830
Chartwell Retirement Residence	13,700	217,247
Healthpeak Properties, Inc.	64,695	1,046,118
Janus Living, Inc.(c)	7,211	189,217
National Health Investors, Inc.	5,847	449,693
Sabra Health Care REIT, Inc.	93,141	1,924,293
Ventas, Inc.	12,635	1,110,111

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2026	7

Principal Real Estate Income Fund	Statement of Investments

April 30, 2026 (Unaudited)

	Shares	Value (Note 2)
REITS-Health Care (continued)
Welltower, Inc.	8,030	$1,745,240
Total REITS-Health Care		6,937,749

REITS-Manufactured Homes (0.61%)
Sun Communities, Inc.	3,598	459,968

REITS-Office Property (1.77%)
Brandywine Realty Trust	85,727	259,753
Cousins Properties, Inc.	13,560	347,271
Kilroy Realty Corp.	10,414	346,370
SL Green Realty Corp.	3,961	167,986
Vornado Realty Trust	6,991	208,961
Total REITS-Office Property		1,330,341

REITS-Shopping Centers (2.95%)
Japan Retail Fund Investment Corp.	319	235,957
Saul Centers, Inc.	28,300	974,369
Unibail-Rodamco-Westfield	8,373	1,013,164
Total REITS-Shopping Centers		2,223,490

REITS-Storage (3.20%)
Extra Space Storage, Inc.	5,052	724,103
Iron Mountain, Inc.	8,415	1,060,206
Smartstop Self Storage REIT, Inc.	19,788	622,926
Total REITS-Storage		2,407,235

REITS-Warehouse/Industrials (6.72%)
AIMS AMP Capital Industrial REIT	187,500	222,443
CRE Logistics REIT, Inc.	192	189,480
Dream Industrial Real Estate Investment Trust	15,300	154,087
EastGroup Properties, Inc.	2,992	601,990
Goodman Group	47,514	1,011,860
Mitsubishi Estate Logistics REIT Investment Corp.	252	195,412
Nexus Industrial REIT	80,800	474,087
PRO Real Estate Investment Trust	31,603	151,693
Prologis, Inc.	6,087	864,476
Rexford Industrial Realty, Inc.	15,784	566,488
SF Real Estate Investment Trust(a)	286,000	94,207
UI Boustead REIT(c)	804,100	530,676
Total REITS-Warehouse/Industrials		5,056,899

Storage (0.28%)
Safestore Holdings PLC	23,425	213,088
TOTAL COMMON STOCKS
(Cost $30,527,877)		$35,253,830

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (93.40%)
Commercial Mortgage-Backed Securities-Other (22.37%)
Bank(b)(e) 2021-BN35(b)(d)(e)	1.500%	06/15/64	$3,100,000	$194,892
Bank5(e) 2024-5YR12(d)(e)	0.100%	12/15/57	158,121,000	708,097
Barclays Commercial Mortgage Securities Llc
2024-C26(b)(d)(e)	2.340%	05/15/34	4,557,500	680,581
2026-5C40(b)(d)(e)	2.126%	02/15/59	1,500,000	131,331
Barclays Commercial Mortgage Securities LLC(b) 2025-C32(b)	4.500%	01/15/35	3,000,000	1,955,531
Benchmark Mortgage Trust
2022-B36(b)(d)(e)	2.619%	05/15/32	15,860,000	2,235,291

See Notes to Financial Statements.

8	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments

April 30, 2026 (Unaudited)

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
Commercial Mortgage-Backed Securities-Other (continued)
2023-B40(b)(d)(e)	3.659%	08/15/33	$4,000,000	$793,713
Bmo Mortgage Trust
2024-C9(b)(d)(e)	1.880%	07/15/34	9,145,000	1,003,719
2025-5C12(b)(d)(e)	2.064%	10/15/58	13,236,000	1,070,460
Bx Trust(b)(e) 2025-BIO3(b)(d)(e)	0.729%	02/10/30	30,000,000	746,193
Comm Mortgage Trust(b)(e) 2025-167G(b)(d)(e)	0.415%	08/10/30	85,000,000	1,294,270
Jpmbb Commercial Mortgage Securities Trust(b)(e) 2013-C15(b)(d)(e)	0.736%	11/15/45	8,561,709	54,021
Morgan Stanley Baml Trust(b)(e) 2015-C20(b)(d)(e)	1.465%	02/15/48	16,967,678	267,543
Morgan Stanley Capital I Trust(b)(e) 2016-UB11(b)(d)(e)	1.500%	08/15/26	13,495,500	17,282
Wells Fargo Commercial Mortgage Trust 2022-C62(d)(e)	0.048%	04/15/55	45,827,000	104,261
2024-5C2(b)(d)(e)	2.083%	11/15/57	9,160,000	586,028
2025-5C3(b)(d)(e)	2.654%	01/15/58	32,613,000	2,835,762
2025-5C5(b)(d)(e)	2.467%	07/15/58	21,800,000	2,023,430
2026-5C8(b)(d)(e)	2.002%	03/15/59	1,777,000	131,695
Total Commercial Mortgage-Backed Securities-Other				16,834,100

Commercial Mortgage-Backed Securities-Subordinated (71.03%)
Bank
2019-BN21(b)	2.500%	10/17/52	2,500,000	1,864,895
2020-BN25(b)(d)	1.911%	02/15/30	3,000,000	1,699,056
2020-BN25(b)	2.500%	01/15/30	1,250,000	889,474
2020-BN27(b)	2.500%	04/15/30	1,949,000	1,511,666
2021-BN35(b)(d)	1.662%	08/15/31	3,200,000	1,619,537
Barclays Commercial Mortgage Securities Llc
2024-C24(b)(d)(e)	2.935%	02/15/34	2,900,000	467,146
2024-C24(b)	4.250%	01/15/34	2,125,000	1,532,878
2024-C24(b)	4.250%	02/15/34	2,900,000	1,683,072
2026-5C40(b)	4.250%	01/15/31	1,500,000	1,050,251
Benchmark Mortgage Trust 2018-B6(b)(d)	3.086%	09/10/28	1,719,500	1,317,055
2019-B15(d)	3.713%	12/15/29	1,862,000	1,504,784
2020-B19	3.211%	09/15/30	2,000,000	1,520,469
2021-B31(b)	2.250%	11/15/31	1,149,000	656,294
2023-B40(b)	4.000%	12/15/33	1,290,000	903,440
Bmo 2022-c1 Mortgage Trust(b) 2022-C1(b)	2.000%	02/15/32	5,548,000	3,850,098
Bmo Mortgage Trust
2023-C4(b)(d)	5.862%	01/15/33	2,125,000	1,914,455
2024-5C4(b)(d)(e)	2.768%	05/15/29	6,804,500	472,516
2025-5C12(b)	4.500%	10/15/58	2,800,000	1,967,763
Cantor Commercial Real Estate Lending 2019-CF2(d)	3.589%	10/15/29	1,750,000	1,559,287
Citigroup Commercial Mortgage Trust
2019-C7(d)	3.923%	10/15/29	2,700,000	2,496,720
2019-GC41(b)	3.000%	08/10/29	1,600,000	1,262,593
2019-GC43(b)	3.000%	11/10/29	4,074,000	2,157,439
2019-GC43(d)	3.614%	11/10/29	2,000,000	1,619,385
Comm Mortgage Trust
2013-LC6(b)(d)	3.737%	01/10/46	76,257	74,124
2014-UBS5(b)	3.495%	09/10/47	5,004,500	3,325,878
2015-LC19(d)	4.408%	02/10/48	793,179	773,879
Gs Mortgage Securities Trust(b) 2020-GC47(b)(d)	3.451%	04/12/30	1,250,000	972,965
Jp Morgan Chase Commercial Mortgage Sec Trust(b) 2012-C6(b)(d)	4.967%	05/15/45	314,862	311,762
Legends Outlets (kansas City, Ks) Mortgage Secured Pass-through Trust(b) 2024-LGND(b)	10.034%	11/05/27	2,320,000	2,297,784
Morgan Stanley Capital I Trust
2019-H6(b)	3.000%	06/15/29	1,750,000	1,451,837
2020-L4	3.082%	02/15/30	541,000	485,673
Msrw Pass-through Trust

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2026	9

Principal Real Estate Income Fund	Statement of Investments

April 30, 2026 (Unaudited)

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
Commercial Mortgage-Backed Securities-Subordinated (continued)
2026-CHICOS(b)	9.231%	02/15/46	$2,468,489	$2,438,366
2026-FAYM(b)(d)	9.682%	05/15/31	2,000,000	2,000,000
Nyc Commercial Mortgage Trust(b) 2025-28L(b)(d)	8.130%	11/05/28	1,500,000	1,497,690
Ubs Commercial Mortgage Trust(b) 2019-C17(b)	2.500%	10/15/29	1,400,000	1,073,924
Wells Fargo Commercial Mortgage Trust(b) 2026-5C8(b)	4.500%	02/15/31	1,777,000	1,230,425
Total Commercial Mortgage-Backed Securities-Subordinated				53,454,580

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $70,757,699)				$70,288,680

	Shares
MUTUAL FUNDS (0.55%)
Closed-end Funds (0.55%)
Qualitas Real Estate Income Fund	364,072	$411,517

TOTAL MUTUAL FUNDS
(Cost $382,491)		$411,517

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (0.99%)
State Street Institutional Treasury Plus Money Market Fund - Premier Class	3.561%	741,956	741,956

TOTAL SHORT-TERM INVESTMENTS
(Cost $741,956)			$741,956

TOTAL INVESTMENTS (141.78%)
(Cost $102,410,023)			$106,695,983

Liabilities in Excess of Other Assets (-41.78%)			(31,436,570)
NET ASSETS (100.00%)			$75,259,413

(a)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2026, the aggregate value of those securities was $670,933 representing 0.90% of net assets.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in the ordinary course of business in transactions exempt from registration normally to qualified institutional buyers. As of April 30, 2026, the aggregate market value of those securities was $60,092,851, representing 79.86%% of net assets.
(c)	Non-income producing security.
(d)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at April 30, 2026. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Interest only security.

See Notes to Financial Statements.

10	www.principalcef.com

Principal Real Estate Income Fund	Statement of Assets and Liabilities

April 30, 2026 (Unaudited)

ASSETS:
Investments, at value	$106,695,983
Foreign currency, at value (Cost $166)	169
Receivable for investments sold	2,677,093
Interest receivable	593,253
Dividends receivable	104,300
Prepaid expenses and other assets	27,343
Total Assets	110,098,141

LIABILITIES:
Loan Payable (Note 3)	32,000,000
Interest and commitment fee due on loan payable	97,211
Payable for investments purchased	2,530,872
Payable to adviser	79,507
Payable for legal fees	40,178
Payable for audit and tax fees	20,474
Payable to administrator	17,070
Payable to transfer agent	2,416
Payable for trustee fees	27,499
Other payables	23,501
Total Liabilities	34,838,728
Net Assets	$75,259,413

NET ASSETS CONSIST OF:
Paid-in capital	$111,138,389
Total distributable earnings/(accumulated deficit)	(35,878,976)
Net Assets	$75,259,413

PRICING OF SHARES
Net Assets	$75,259,413
Common Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value per share)	6,694,109
Net Asset Value per share	$11.24

Cost of Investments	$102,410,023

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2026	11

Principal Real Estate Income Fund	Statement of Operations

For the Six Months Ended April 30, 2026 (Unaudited)

INVESTMENT INCOME:
Interest income	$3,268,369
Dividend Income (net of foreign tax withholding of ($22,613)	755,493
Total Investment Income	4,023,862

EXPENSES:
Investment advisory fees	508,632
Administration fees	89,497
Transfer agent fees	13,708
Interest on loan	777,625
Legal fees	107,781
Trustees’ fees	95,219
Printing fees	26,882
Audit and tax fees	19,749
Insurance fees	17,230
Custody fees	6,166
Other expenses	32,227
Total Expenses	1,694,716
Net Investment Income	2,329,146

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) on:
Investments	1,196,875
Foreign currency transactions	(1,640)
Net Realized Gain	1,195,235
Net change in unrealized appreciation/depreciation on:
Investments	(79,716)
Translation of assets and liabilities denominated in foreign currencies	1,571
Net change in unrealized appreciation/depreciation	(78,145)
Net Realized and Unrealized Gain on Investments and Foreign Currency	1,117,090
Net Increase in Net Assets Resulting from Operations	$3,446,236

See Notes to Financial Statements.

12	www.principalcef.com

Principal Real Estate Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2026 (Unaudited)	For the Year Ended October 31, 2025
OPERATIONS:
Net investment income	$2,329,146	$4,705,672
Net realized gain/(loss) on investments and foreign currency transactions	1,195,235	(2,333,062)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(78,145)	2,761,942
Net Increase in Net Assets Resulting from Operations	3,446,236	5,134,552

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(4,217,288)	(4,972,152)
From tax return of capital	—	(3,462,425)
Decrease in net assets from distributions to shareholders	(4,217,288)	(8,434,577)

CAPITAL SHARE TRANSACTIONS (NOTE 6):

Net decrease in Net Assets	(771,052)	(3,300,025)

NET ASSETS:
Beginning of period	76,030,465	79,330,490
End of period	$75,259,413	$76,030,465

Other Information
Share Transactions:
Shares outstanding - beginning of period	6,694,109	6,694,109
Net increase in shares outstanding	—	—
Shares outstanding - end of period	6,694,109	6,694,109

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2026	13

Principal Real Estate Income Fund	Statement of Cash Flows

For the Six Months Ended April 30, 2026 (Unaudited)

For the Six Months Ended April 30, 2026 (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$3,446,236
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(15,393,141)
Proceeds from sale of investment securities	13,641,416
Net proceeds from short-term investment securities	3,592,264
Net realized (gain)/loss on :
Investments	(1,196,875)
Net change in unrealized appreciation/(depreciation) on investments	79,716
Amortization of premiums and accretion of discounts on investments	91,355
(Increase)/Decrease in assets:
Interest receivable	69,536
Dividend receivable	(67,252)
Prepaid and other assets	7,861
Increase/(Decrease) in liabilities:
Interest and commitment fee due on loan payable	(31,939)
Payable to transfer agent	(102)
Payable to adviser	(17,613)
Payable to administrator	(3,271)
Payable for trustees’ fees	(20,501)
Payable for legal fees	40,178
Payable for audit and tax fees	20,474
Other payables	(45,348)
Net cash provided by operating activities	$4,212,994

CASH FLOWS USED IN FINANCING ACTIVITIES:
Cash distributions paid	(4,217,288)
Net cash used in financing activities	$(4,217,288)

Net decrease in cash	$(4,294)
Cash and Foreign Currency, beginning balance	$4,463
Cash and Foreign Currency, ending balance	$169

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$809,564

See Notes to Financial Statements.

14	www.principalcef.com

Principal Real Estate Income Fund	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Six Months Ended April 30, 2026 (Unaudited)		For the Year Ended October 31, 2025	For the Year Ended October 31, 2024		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Net asset value - beginning of period	$11.36		$11.85	$9.82		$12.79	$17.76	$13.84

Income/(loss) from investment operations:
Net investment income(a)	0.35		0.70	0.57		0.52	1.04	0.86
Net realized and unrealized gain/(loss) on investments	0.16		0.07	2.72		(2.26)	(4.82)	4.00
Total income/(loss) from investment operations	0.51		0.77	3.29		(1.74)	(3.78)	4.86

Less distributions to shareholders:
From net investment income	(0.63)		(0.74)	(0.59)		(0.54)	(1.09)	(0.98)
Tax return of capital	–		(0.52)	(0.67)		(0.72)	(0.10)	–
Total distributions	(0.63)		(1.26)	(1.26)		(1.26)	(1.19)	(0.98)

Capital share transactions:
Impact of Capital Share Transactions (a)	–		–	–		0.03	0.00 (b)	0.04
Total capital share transactions	–		–	–		0.03	0.00 (b)	0.04
Net increase/(decrease) in net asset value	(0.12)		(0.49)	2.03		(2.97)	(4.97)	3.92
Net asset value, end of period	$11.24		$11.36	$11.85		$9.82	$12.79	$17.76
Market price, end of period	$10.17		$10.39	$10.70		$8.69	$10.74	$15.48

Total Return - NAV (c)	5.26%		8.07%	36.35%		(12.89)%	(21.42)%	37.54%
Total Return - Market Price (c)	4.14%		9.46%	39.13%		(8.20)%	(24.29)%	75.38%

Supplemental Data:
Net assets, end of Period (in thousands)	$75,259		$76,030	$79,330		$65,718	$87,015	$121,031

Ratios to Average Net Assets:
Total Expenses	4.50	%(d)	4.79%	5.47	%(e)(f)	5.32%	3.15%	2.61%
Total expenses excluding interest expense	2.41	%(d)	2.49%	2.77	%(e)	2.55%	2.26%	2.16%
Net investment income	6.19	%(d)	6.09%	5.01	%(e)	4.51%	6.53%	5.25%
Total expenses to average managed assets	3.16	%(d)	3.39%	3.85	%(e)	3.60%	2.19%	1.86%
Portfolio turnover rate	15	%(g)	25%	29%		37%	19%	37%
Borrowings at the End of Period
Aggregate Amount Outstanding (in thousands)	$32,000		$32,000	$32,000		$32,000	$40,000	$50,000
Asset Coverage Per $1,000 (in thousands)	$3,352		$3,376	$3,479		$3,054	$3,175	$3,421

(a)	Calculated using average shares throughout the period.
(b)	Less than $0.005 per share.
(c)	Total investment return on market price is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
(d)	Annualized
(e)	Effective November 1, 2023, AAI voluntarily agreed to waive a portion of its advisory fee equal to 0.15% of the Fund’s average daily Managed Assets. The waived portion of advisory fees was equal to 0.22% of the Fund’s average net assets, and the voluntary waiver was in effect for one year.
(f)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses would have been 5.04%.
(g)	Not annualized.

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2026	15

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2026 (Unaudited)

1. ORGANIZATION

Principal Real Estate Income Fund (the “Fund”) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate related securities.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund’s net asset value per share will vary and its distribution rate may vary, and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amount of increase or decrease in net assets from operations during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on April 30, 2026. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. The Fund’s Treasurer is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

Portfolio Valuation: The net asset value per common share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per common share is calculated in the manner authorized by the Fund’s Board of Trustees (the “Board” or “Trustees”). Net asset value per share is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded.

The Fund values commercial mortgage-backed securities (“CMBS”) and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board, which uses information with respect to transactions in such securities, interest rate movements, new issue information, cash flows, yields, spreads, credit quality, and other pertinent information as determined by the pricing service, in determining value. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its common shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has appointed ALPS Advisors, Inc. (“AAI” or the “Adviser”) to serve as the valuation designee to perform fair value determinations for investments in the Fund. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and salability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

16	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2026 (Unaudited)

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Discounts and premiums on commercial mortgage-backed securities purchased are accreted or amortized using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and tax purposes. Paydown gains and losses on mortgage-related and other asset-back securities, if any, are recorded as components of interest income in the Statement of Operations. Interest-only stripped mortgage-backed securities (“IO Strips”) are securities that receive only interest payments from a pool of mortgage loans. Little to no principal will be received by the Fund upon maturity of an IO Strip. Periodic adjustments are recorded to reduce the cost of the security until maturity, which are included in interest income.

Fair Value Measurements: Investments in the Fund are recorded at their estimated fair value. The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-Annual Report | April 30, 2026	17

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2026 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2026:

Investments in Securities at Fair Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$35,253,830	$–	$–	$35,253,830
Commercial Mortgage-Backed Securities	–	70,288,680	–	70,288,680
Mutual Funds	411,517	–	–	411,517
Short-Term Investments	741,956	–	–	741,956
Total	$36,407,303	$70,288,680	$–	$106,695,983

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3, during the six-months ended April 30, 2026.

Commercial Mortgage-Backed Securities: As part of its investments in commercial real estate related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

Real Estate Investment Trusts (“REITs”): As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s common shares and, after that basis has been reduced to zero, will constitute capital gains to the common shareholder.

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund’s performance.

18	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2026 (Unaudited)

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

Market Disruption and Geopolitical Risk: The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as the war in Ukraine, or the conflict in the Middle East, terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.

Social, technological, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), actual or threatened imposition of tariffs (which may be imposed by U.S. and foreign governments) and trade disruptions, recession, changes in currency rates, actual or threatened wars, terrorism, conflicts and social unrest, and bank failures may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, even if the Fund does not invest directly in issuers that participate in the sectors or industries experiencing such types of change. These types of adverse developments could result from under-regulated markets, novel and maturing markets (for example, the market for artificial intelligence). For example, developments in the banking or financial services sectors (or one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Similarly, the increasingly widespread use of artificial intelligence by issuers and market participants and investments in such technologies by issuers may significantly impact the economy, financial markets and issuers. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, persists for an extended period of time. Such events could impact the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations. The value of the Fund’s investments may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory, other activities on behalf the Fund.

Semi-Annual Report | April 30, 2026	19

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2026 (Unaudited)

Shareholder Activism Risk: Shareholder activism involving closed-end funds can take many forms, including engaging in public campaigns to demand that the Fund consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Fund’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Fund’s Board of Trustees, or seeking other actions such as a termination of the Fund’s investment advisory contract with its current investment manager, or commencing litigation. If the Fund becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Fund may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Fund. Further, the Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties arising from or in connection with any shareholder activism.

3. LEVERAGE

Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings and the issuance of preferred shares in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets). It is possible that the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to shareholders will increase. Borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Fund maintains a $40,000,000 line of credit with State Street Bank and Trust Company (“SSB”), which by its terms expires on September 3, 2026, subject to the restrictions and terms of the credit agreement. Prior to September 4, 2025, the available line of credit was $50,000,000 with SSB. As of April 30, 2026, the Fund has drawn down $32,000,000 from the SSB line of credit, the maximum borrowing outstanding during the period was $32,000,000. The Fund is charged an interest rate of 1.10% (per annum) above the one-month SOFR (Secured Overnight Financing Rate) or 4.76%, as of the last renewal date, for borrowing under this credit agreement, on the last day of the interest period. The Fund is charged a commitment fee on the average daily unused balance of the line of credit at a rate of 0.25% (per annum). The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The average annualized interest rate charged and the average outstanding loan payable for the six months ended April 30, 2026, was as follows:

Average Interest Rate	4.91%
Average Outstanding Loan Payable	$32,000,000

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, AAI receives an annual investment advisory fee of 0.90% based on the Fund’s average Total Managed Assets (as defined below). Pursuant to an Investment Sub-Advisory Agreement, AAI has retained Principal Real Estate Investors, LLC (“PrinRei”) as the Fund’s sub-advisor and pays PrinRei an annual fee of 0.50% based on the Fund’s average Total Managed Assets. Investment advisory fees are paid monthly. Prior to January 1, 2026, AAI received an annual investment advisory fee of 1.05% and PrinRei received an annual fee of 0.55% for services to the Fund.

ALPS Fund Services, Inc. (“AFS”), an affiliate of AAI, serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. AFS is entitled to receive a monthly fee, accrued daily based on the Fund’s average Total Managed Assets, as defined below, plus a fixed fee for completion of certain regulatory filings and reimbursement for certain out-of-pocket expenses. Administration fees paid by the Fund for the six-months ended April 30, 2026, are disclosed in the Statement of Operations.

20	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2026 (Unaudited)

SS&C GIDS, Inc. (“GIDS”) the parent company of AAI and AFS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, GIDS is responsible for maintaining all shareholder records of the Fund. GIDS is entitled to receive an annual minimum fee, plus out-of-pocket expenses. Transfer agent fees paid by the Fund for the six months ended April 30, 2026, are disclosed in the Statement of Operations. GIDS is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

The Fund pays no salaries or compensation to any of its interested Trustees or Officers. The four independent Trustees of the Fund each receive an annual retainer of $24,000 and an additional $5,000 for attending each meeting of the Board. In addition to the attendance fee, the Chairman of the Board will be paid a meeting fee of $1,500 for each Board meeting and the Chairman of the Audit Committee of the Board will be paid a meeting attendance fee of $1,250 for each meeting of the Audit Committee of the Board. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

Certain Officers of the Fund are also officers of AAI and AFS.

Total Managed Assets: For these purposes, the term Total Managed Assets is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than aggregate liabilities representing Limited Leverage, as defined below), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board may determine in accordance with the provisions of applicable law and of the agreement and declaration of trust and bylaws of the Fund and with resolutions of the Board as from time to time in force. Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings (as defined below) and through the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets) (collectively, “Limited Leverage”). “Borrowings” are defined to include: amounts received by the Fund pursuant to loans from banks or other financial institutions; amounts borrowed from banks or other parties through reverse repurchase agreements; amounts received by the Fund from the Fund’s issuance of any senior notes or similar debt securities. Other than with respect to reverse repurchase agreements, Borrowings do not include trading practices or instruments that, according to the SEC or its staff, may cause senior securities concerns, and are intended to include transactions that are subject to the asset coverage requirements in Section 18 of the 1940 Act for the issuance of senior securities evidencing indebtedness (e.g., bank borrowings and the Fund’s issuance of any senior notes or similar securities) and senior securities in the form of stock (e.g., the Fund’s issuance of preferred shares).

5. DISTRIBUTIONS

The Fund intends to make a monthly distribution to common shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund may also retain cash reserves if deemed appropriate by PrinRei to meet the terms of any leverage or derivatives transactions. Such distributions shall be administered by GIDS. While a portion of the Fund’s distributed income may qualify as qualified dividend income, all or a portion of the Fund’s distributed income may also be fully taxable. Any such income distributions, as well as any distributions by the Fund of net realized short-term capital gains, will be taxed as ordinary income. A portion of the distributions the Fund receives from its investments may be treated as return of capital. While the Fund anticipates distributing some or all of such return of capital, it is not required to do so in order to maintain its status as a regulated investment company under Subchapter M of the Code.

The Fund has a managed distribution plan in accordance with AAI’s Section 19(b) exemptive order described below (the “Managed Distribution Plan”). Under the Managed Distribution Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will make regular monthly distributions, which may consist of long-term capital gains and/or return of capital in order to maintain the distribution rate. In accordance with the Managed Distribution Plan, the Fund made monthly distributions to common shareholders at a fixed monthly rate of $0.105 per common share.

The amount of the Fund’s distributions pursuant to the Managed Distribution Plan are not related to the Fund’s performance and, therefore, investors should not make any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan. The Board may amend, suspend or terminate the Managed Distribution Plan at any time without notice to shareholders.

AAI has received an order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund, subject to certain terms and conditions, to include realized long-term capital gains as a part of its regular distributions to its stockholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). To the extent that the Fund relies on the exemptive order, the Fund will be required to comply with the terms and conditions therein, which, among other things, requires the Fund to make certain disclosures to shareholders and prospective shareholders regarding distributions, and would require the Board to make determinations regarding the appropriateness of the use of the distribution policy. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital. The amount treated as a return of capital will reduce a shareholder’s adjusted basis in the shareholder’s shares, thereby increasing the potential gain or reducing the potential loss on the sale of shares. There is no assurance that the Fund will continue to rely on the exemptive order in the future.

Semi-Annual Report | April 30, 2026	21

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2026 (Unaudited)

6. CAPITAL TRANSACTIONS

The Fund is a statutory trust established under the laws of the state of Delaware by an Agreement and Declaration of Trust dated August 31, 2012, as amended and restated through the date hereof. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of common shares. The Fund intends to hold annual meetings of common shareholders in compliance with the requirements of the NYSE.

Additional shares of the Fund may be issued under certain circumstances pursuant to the Fund’s Dividend Reinvestment Plan, as defined within the Fund’s organizational documents. Additional information concerning the Dividend Reinvestment Plan is included within this report. On December 16, 2020, the Board announced that it approved a share repurchase program. Under the share repurchase program, the Fund could purchase up to 5.0% of its outstanding common shares beginning January 19, 2021, in the open market, until January 19, 2022. On December 13, 2021, the Board announced that it approved a renewal of the share repurchase program, under which the Fund may purchase up to approximately 4.0% of its outstanding common shares beginning January 20, 2022, in the open market, until January 20, 2023. On December 19, 2022, the Board announced that it approved a renewal of the share repurchase program, under which the Fund may purchase up to approximately 3.5% of its outstanding common shares beginning January 21, 2023, in the open market, until January 21, 2024. On December 18, 2023, the Board announced that it approved a renewal of the share repurchase program, under which the Fund may purchase up to approximately 2.1% of its outstanding common shares beginning January 21, 2024, in the open market, until January 21, 2025. On December 18, 2024 the Board announced that it approved a renewal of the share repurchase program. Under the share repurchase program, the Fund may purchase up to approximately 2.1% of its outstanding common shares beginning January 21, 2025 in the open market, until January 21, 2026. On December 18, 2025 the Board announced that it approved a renewal of the share repurchase program. Under the share repurchase program, the Fund may purchase up to approximately 2.1% of its outstanding common shares beginning January 21, 2026 in the open market, until January 21, 2027.

The total shares remaining that can be repurchased as of April 30, 2026, are 139,299. During the six months ended April 30, 2026, the Fund did not repurchase any of its shares.

7. PORTFOLIO INFORMATION

For the six months ended April 30, 2026, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$16,399,016	$16,327,572

8. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end and are not available for the six months ended April 30, 2026.

22	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2026 (Unaudited)

The tax character of distributions paid during the year ended October 31, 2025, were as follows:

Ordinary Income	$4,972,152
Return of Capital	3,462,425
Total	$8,434,577

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of April 30, 2026, were as follows:

Cost of investments for income tax purposes	$102,455,305
Gross appreciation on investments (excess of value over tax cost)	$9,479,791
Gross depreciation on investments (excess of tax cost over value)	(5,239,113)
Net depreciation of foreign currency	(60,841)
Net unrealized appreciation on investments	$4,179,837

Federal Income Tax Status: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Code by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the six months ended April 30, 2026, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2026, the Fund did not incur any interest or penalties.

9. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Subsequent to April 30, 2026, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
May 14, 2026	May 14, 2026	May 29, 2026	$0.105
June 15, 2026	June 15, 2026	June 30, 2026	$0.105

Semi-Annual Report | April 30, 2026	23

Principal Real Estate Income Fund	Dividend Reinvestment Plan

April 30, 2026 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting SS&C GIDS, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

24	www.principalcef.com

Principal Real Estate Income Fund	Dividend Reinvestment Plan

April 30, 2026 (Unaudited)

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator. 430 West 7th Street, Kansas City, MO 64105-1407 or toll free: 1-855-552-6280

Semi-Annual Report | April 30, 2026	25

Principal Real Estate Income Fund	Additional Information

April 30, 2026 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-855-838-9485 and on the SEC’s website at http://www.sec.gov.

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available (1) without charge, upon request, by calling 1-855-838-9485, (2) on the Fund’s website located at http://www.principalcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve- month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

SECTION 19(a) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. In accordance with generally accepted accounting principles (“GAAP”), the Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Per Share Cumulative Distributions for the Six Months Ended April 30, 2026					Percentage of the Total Cumulative Distributions for the Six Months Ended April 30, 2026
Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Per Share
$0.3117	$0.00	$0.00	$0.3183	$0.6300	49.48%	0.00%	0.00%	50.52%	100.00%

26	www.principalcef.com

Principal Real Estate Income Fund	Additional Information

April 30, 2026 (Unaudited)

SHAREHOLDER MEETING RESULTS

On April 10, 2026 the Fund held a Meeting of Shareholders to consider the proposal set forth below:

The following votes were recorded:

Proposal :

To elect one (1) Trustee of the Fund.

The ballots and proxies received by the independent Inspector of Election of the Meeting, reflected votes with respect to the nominees as follows:

Nominees

Stephanie J. Bullington
Shares Voted
For	4,423,368
Withheld	254,629
Abstain	2,016,112

UNAUDITED TAX INFORMATION

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2025, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
Principal Real Estate Income Fund	0.00%	9.88%

Of the distributions paid by the Fund for the calendar year ended December 31, 2025, pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund had no long-term capital gain dividends.

In early 2026, if applicable, Shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2025 via Form 1099. The Fund will notify shareholders in early 2027 of amounts paid to them by the Fund, if any, during the calendar year 2026.

LICENSING AGREEMENT

Morningstar

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in mutual funds generally or in the Fund in particular or the ability of the Morningstar Index Data to track general mutual fund market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

LEGAL COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust.

Semi-Annual Report | April 30, 2026	27

Principal Real Estate Income Fund	Additional Information

April 30, 2026 (Unaudited)

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, located at State Street Financial Center, One Congress Street, Suite 1, Boston, MA 02114-2016, serves as the Fund’s custodian and will maintain custody of the securities and cash of the Fund.

SS&C GIDS, located at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Fund’s transfer agent and registrar.

28	www.principalcef.com

Principal Real Estate Income Fund	Privacy Policy

April 30, 2026 (Unaudited)

FACTS	WHAT DOES PRINCIPAL REAL ESTATE INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Assets ● Retirement Assets ● Transaction History ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions ● Wire Transfer Instructions
When you are no longer our customer, we may continue to share your personal information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Principal Real Estate Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Principal Real Estate Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-855-838-9485

Semi-Annual Report | April 30, 2026	29

Principal Real Estate Income Fund	Privacy Policy

April 30, 2026 (Unaudited)

Who We Are
Who is providing this notice?	Principal Real Estate Income Fund
What We Do
How does Principal Real Estate Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Principal Real Estate Income Fund collect my personal information?

We collect your personal information, for example, when you

●    Open an account

●    Provide account information

●    Give us your contact information

●    Make deposits or withdrawals from your account

●    Make a wire transfer

●    Tell us where to send the money

●    Tells us who receives the money

●    Show your government-issued ID

●    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Principal Real Estate Income Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ● Principal Real Estate Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Principal Real Estate Income Fund does not jointly market.

30	www.principalcef.com

Principal Asset Management[SM]

SS&C | ALPS ADVISORS

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this form.

(b)	Not applicable to the Registrant.

Item 7.	Financial Statements and Financial Highlights for Open – End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open – End Management Investment Companies

Not applicable.

Item 9.	Proxy Disclosure for Open – End Management Investment Companies.

Not applicable.

Item 10.	Renumeration Paid to Directors, Officers, and Others of Open – End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed – End Management Investment Companies.

Not applicable to the semi-annual report.

Item 13.	Portfolio Managers of Closed – End Management Investment Companies.

Not applicable to the semi-annual report.

Item 14.	Purchasers of Equity Securities by Closed – End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
November 1, 2025 - November 30, 2025	0	N/A	0	139,299
December 1, 2025 - December 31, 2025	0	N/A	0	139,299
January 1, 2026 - January 31, 2026	0	N/A	0	139,299
February 1, 2026 - February 28, 2026	0	N/A	0	139,299
March 1, 2026 - March 31, 2026	0	N/A	0	139,299
April 1, 2026 - April 30, 2026	0	N/A	0	139,299
Total	0	N/A	0	139,299

The Repurchase program was announced on December 16, 2020. On December 18, 2025, the Board announced that it approved a renewal of the Repurchase program

The Fund was approved to purchase up to 2.1% of of its outstanding shares through January 21, 2027.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 16.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Although it has not done so, the Fund may engage in securities lending subject to procedures adopted by its Board of Directors.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Fund's principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Fund's principal executive officer and principal financial officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith.

(c)	Pursuant to the Securities and Exchange Commssion’s Order granting relief from Section 19 (b) of the Investment Company Act of 1940 dated November 12, 2014, the 19(a) Notice to Beneficial Owners is attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRINCIPAL REAL ESTATE INCOME FUND

By:	/s/ Robert McClure
Robert McClure
President (Principal Executive Officer)

Date:	July 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert McClure
Robert McClure
President (Principal Executive Officer)

Date:	July 8, 2026

By:	/s/ Erich Rettinger
Erich Rettinger
Treasurer (Principal Financial Officer)

Date:	July 8 , 2026